LAZARD RETIREMENT SERIES, INC.

Lazard Retirement Master Alternatives Portfolio

Supplement to Prospectus dated September 30, 2015

The following replaces "Summary Section – Management – Portfolio Managers/Analysts":
Jai Jacob, a portfolio manager/analyst on the Investment Manager's Multi Asset team, will service from inception.
Stephen Marra, a portfolio manager/analyst on the Investment Manager's Multi Asset team, will service from inception.

The following replaces any contrary information in "Fund Management – Portfolio Management":

Retirement Master Alternatives Portfolio—Jai Jacob and Stephen Marra

January 27, 2016